                                                                    Exhibit 99.1


                             BOSTON PROPERTIES, INC.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                     FOR THE QUARTER ENDED DECEMBER 31, 1999

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                                      INDEX


                                         Page                                                                          Page
                                         ----                                                                          ----

     Company Background                     2     Office Properties                                                      16
     Investor Information                 3-4     R&D Properties                                                         17
     Financial Highlights                   5     Industrial Properties                                                  18
     Consolidated Balance Sheets            6     Grand Total - Office, R&D and Industrial Properties                    19
     Consolidated Income Statements         7     Hotel Performance                                                      20
     Funds From Operations                  8     Same Property Performance                                              21
     Financial Ratios                       9     "In-Service" Property Performance                                      22
     Capital Structure                     10     Capital Expenditures                                                   23
     Debt Analysis                         11     Value Creation Pipeline - Acquisitions/Dispositions/Repositions        24
     Joint Ventures                        12     Value Creation Pipeline - Development                                  25
     Portfolio Overview                 13-14     Value Creation Pipeline - Land Parcels                                 26
     Occupancy Analysis                    15


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                               COMPANY BACKGROUND

     Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in greater San Francisco.

     On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares.

     Through its predecessor company founded by Mortimer B. Zuckerman and Edward
     H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of greater Boston, greater Washington, DC, and midtown Manhattan.

     Since the Company's Initial Offering in June 1997, the Company has acquired 44 properties adding approximately 15.6 million square feet to its portfolio, representing an investment of approximately $3.8 billion. In addition, the Company is developing twelve Class A Office Buildings for a total anticipated investment of approximately $1.1 billion. The Company owns or controls land where it can develop an additional 9.3 million square feet.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                              INVESTOR INFORMATION
                               800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)


         Mortimer B. Zuckerman              Chairman of the Board
         Edward H. Linde                    President, Chief Executive Officer and Director
         Robert E. Burke                    Executive Vice President, Operations
         Douglas T. Linde                   Senior Vice President, Financial and Capital Markets
         David G. Gaw                       Senior Vice President, Chief Financial Officer
         Elaine M. Quinlan                  Director of Investor Relations



                                     TIMING

Quarterly results for 2000 will be announced according to the following anticipated schedule:


                First Quarter 2000                   Early May
                Second Quarter 2000                  Early August
                Third Quarter 2000                   Early November
                Year End 2000                        Early February


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                          COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics:


                                                                    4th Quarter 1999      4th Quarter 1998
                                                                    ----------------      ----------------
       High Price                                                          $ 31.1250             $ 32.5000
       Low Price                                                           $ 27.5000             $ 26.6250
       Closing Price                                                       $ 31.1250             $ 30.5000
       Dividends per share - annualized                                       $ 1.80                $ 1.70
       Closing dividend yield - annualized                                     5.78%                 5.57%
       Closing shares, common units and preferred units
         (if converted) outstanding (thousands)                              104,721                97,780
       Closing market value of shares and units outstanding
         (thousands)                                                     $ 3,259,441           $ 2,982,294


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)


                                                                      Three Months Ended
                                                    ---------------------------------------------------
                                                    December 31, 1999     December 31, 1998   % Change
                                                    -----------------     -----------------   --------
Income Items:

Revenues                                                 $  205,147          $  170,026          20.66%
Net Income available to common shareholders              $   34,372          $   18,226          88.59%
Funds from Operations                                    $   69,634          $   59,711          16.62%
Company's share (74.04% and 73.03%)                      $   51,555          $   43,607          18.23%
Funds from Operations per share - basic                  $     0.76          $     0.69          10.60%
Funds from Operations per share - diluted                $     0.74          $     0.68           9.09%
Dividends per share                                      $     0.45          $    0.425           5.88%

Ratios:

Interest Coverage Ratio                                        2.47                2.41           2.66%
Dividend Payout Ratio                                        60.66%              62.51%          -2.96%


                                                           December 31, 1999     December 31, 1998   % Change
                                                           -----------------     -----------------   --------
            Capitalization:
            ---------------
       Total Debt                                               $  3,321,584         $  3,088,724           7.54%

       Total Common Shares Outstanding @ Quarter End                  67,910               63,528           6.90%
       Total Preferred Shares Outstanding @ Quarter End
         (if converted)                                                2,625                 --              --
       Total Common Units Outstanding @ Quarter End                   23,810               23,798           0.05%
       Total Preferred Units Outstanding @ Quarter End
         (if converted)                                               10,376               10,454          -0.75%
       Price @ Quarter End                                      $    31.1250         $     30.500           2.05%
       Equity Value @ Quarter End                               $  3,259,441         $  2,982,294           9.29%
       Total Market Capitalization                              $  6,581,025         $  6,071,018           8.40%
       Debt/Total Market Capitalization                               50.47%               50.88%          -0.79%


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)


                                                               December 31, 1999   December 31, 1998
                                                               -----------------   -----------------
            ASSETS
      Real estate and equipment                                    $ 5,150,341       $ 4,725,757
      Land and development in progress                                 461,917           191,436
             Less accumulated depreciation                            (470,591)         (357,384)
                                                                   -----------       -----------
             Total real estate and equipment                         5,141,667         4,559,809
      Cash                                                              12,035            12,166
      Escrows                                                           40,254            19,014
      Notes receivable                                                       -           420,143
      Tenant and other receivables                                      28,362            40,830
      Accrued rental income                                             82,228            64,251
      Deferred charges, net                                             50,899            46,029
      Prepaid expenses and other assets                                 42,912            26,058
      Investment in joint ventures                                      36,415            46,787
                                                                   -----------       -----------
                 Total assets                                      $ 5,434,772       $ 5,235,087
                                                                   ===========       ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY
      Liabilities:
          Mortgage notes payable                                   $ 2,955,584       $ 2,653,581
          Notes payable                                                      -           420,143
          Unsecured line of credit                                     366,000            15,000
          Accounts payable and accrued expenses                         66,780            42,897
          Dividends payable                                             50,114            40,494
          Accrued interest payable                                       8,486             7,307
          Other liabilities                                             48,282            27,950
                                                                   -----------       -----------
             Total liabilities                                       3,495,246         3,207,372
                                                                   -----------       -----------

      Commitments and contingencies                                          -                 -
                                                                   -----------       -----------

      Minority interests                                               781,962         1,079,234
                                                                   -----------       -----------

      Series A Convertible Redeemable Preferred
          Stock, liquidation preference $50.00 per share,
          2,000,000 shares issued and outstanding                      100,000                 -
                                                                   -----------       -----------

      Stockholders' Equity:
          Excess stock, $.01 par value, 150,000,000 shares
             authorized, none issued or outstanding                          -                 -
          Common stock, $.01 par value, 250,000,000 shares
              authorized, 67,910,434 and 63,527,819 issued
              and outstanding, respectively                                679               635
          Additional paid-in capital                                 1,067,778           955,711
          Dividend in excess of earnings                               (10,893)           (7,865)
                                                                   -----------       -----------
             Total stockholders' equity                              1,057,564           948,481
                                                                   -----------       -----------
                 Total liabilities and stockholders' equity        $ 5,434,772       $ 5,235,087
                                                                   ===========       ===========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                         CONSOLIDATED INCOME STATEMENTS
                          (unaudited and in thousands)

                                                                          Three Months Ended
                                                                -------------------------------------
                                                                31-Dec-99     31-Dec-98      % Change
                                                                ---------     ---------      --------
        Revenue:
          Rental
                Base Rent                                       $ 170,663     $ 140,109        21.81%
                Recoveries from tenants                            18,864        15,671        20.38%
                Parking and other                                  11,479         6,280        82.79%
                                                                ---------     ---------      --------
                     Total rental revenue                         201,006       162,060        24.03%
          Development and management services                       3,344         3,517        -4.92%
          Interest and other                                          797         4,449       -82.09%
                                                                ---------     ---------      --------
                     Total revenue                                205,147       170,026        20.66%
                                                                ---------     ---------      --------

        Expenses:
          Rental expenses                                          64,947        53,303        21.84%
          General and administrative                                8,110         5,753        40.97%
          Interest                                                 53,964        42,934        25.69%
          Depreciation and amortization                            31,744        24,205        31.15%
                                                                ---------     ---------      --------
                Total expenses                                    158,765       126,195        25.81%
                                                                ---------     ---------      --------
        Income before minority interests
          and before loss from unconsolidated joint ventures       46,382        43,831         5.82%
        Minority interest in property partnerships                   (141)       (2,163)      -93.48%
        Loss from unconsolidated joint ventures                      (180)         --           --
                                                                ---------     ---------      --------
        Income before preferred distribution and minority
          interest in Operating Partnership                        46,061        41,668        10.54%
        Preferred distribution                                     (6,649)       (4,325)       53.73%
        Minority interest in Operating Partnership (1)             (9,803)      (10,072)       -2.67%
                                                                ---------     ---------      --------
        Income before gain on sale and extraordinary loss          29,609        27,271         8.57%
        Gain on sale of real estate, net                            6,417          --            --
        Extraordinary loss, net                                      --          (9,045)     -100.00%
                                                                ---------     ---------      --------
        Income before preferred dividend                           36,026        18,226        97.66%
        Preferred dividend                                         (1,654)         --            --
                                                                ---------     ---------      --------
        Net income available to common shareholders             $  34,372     $  18,226        88.59%
                                                                =========     =========      ========

        INCOME PER SHARE OF COMMON STOCK

          Income before extraordinary item and gain
            on sale - basic                                     $    0.41     $    0.43        -4.65%
                                                                =========     =========      ========
          Income before extraordinary item and gain
            on sale - diluted                                        0.41     $    0.40         2.50%
                                                                =========     =========      ========
          Net income available to common shareholders
            per share - basic                                   $    0.51     $    0.29        75.86%
                                                                =========     =========      ========
          Net income available to common shareholders
            per share - diluted                                 $    0.50     $    0.27        85.19%
                                                                =========     =========      ========


        (1) Equals minority interest percent (25.96% and 26.97%, respectively) of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999


                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                       Three Months Ended
                                                                               --------------------------------
                                                                               31-Dec-99  31-Dec-98    % Change
                                                                               ---------  ---------    --------
       Income from operations before minority interests and before loss
         from unconsolidated joint ventures                                    $ 46,382   $ 43,831       5.82%
          Add:
              Real estate depreciation and amortization                          31,914     23,930      33.36%
          Less:
              Loss from unconsolidated joint ventures                               180       --         --
              Minority property partnership's share of funds from operations        179      3,725     -95.19%
              Preferred allocation                                                8,303      4,325      91.98%
                                                                               --------   --------     ------
          Funds from Operations                                                $ 69,634   $ 59,711      16.62%
                                                                               ========   ========     ======
          Funds from Operations available to common shareholders (1)           $ 51,555   $ 43,607      18.23%
                                                                               ========   ========     ======
          Funds from Operations per share - basic                              $   0.76   $   0.69      10.60%
                                                                               ========   ========     ======
              Weighted average shares outstanding - basic                        67,906     63,528       6.89%
                                                                               ========   ========     ======
          Funds from Operations per share - diluted                            $   0.74   $   0.68       8.82%
                                                                               ========   ========     ======
              Weighted average shares outstanding - diluted                      81,248     68,432      18.73%
                                                                               ========   ========     ======

          (1) Based on weighted average shares for the quarter. Company's share for the quarter ended 12/31/99 was 74.04% and 73.03% for the quarter ended 12/31/98.


                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS


                                          For the Three Months Ended December 31, 1999  For the Three Months Ended December 31, 1998
                                          --------------------------------------------  --------------------------------------------

                                            Income          Shares         Per Share        Income         Shares      Per Share
                                           (Numerator)  (Denominator)       Amount       (Numerator)    (Denominator)  Amount

       Basic Funds from Operations           $  69,634       91,720         $  0.76     $  59,711       86,991         $  0.69
       Effect of Dilutive Securities
          Convertible Preferred Units            6,649       10,377           (0.01)        2,820        4,501           (0.01)
          Convertible Preferred Stock            1,654        2,625             -              -            -               -
          Stock Options                            -            341           (0.01)           -           403              -
                                             ---------      -------         -------     ---------       ------         -------
       Dilutive Funds from Operations (1)    $ 77,937       105,063         $  0.74     $  62,531       91,895         $  0.68
                                             ---------      -------         -------     ---------       ------         -------
       Company's share of Diluted Funds
         from Operations                     $ 60,271        81,248         $  0.74     $  46,565       68,432         $  0.68
                                             ---------      -------         -------     ---------       ------         -------

       (1) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended 12/31/99 was 77.33% and 74.47% for the quarter ended 12/31/98.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                                FINANCIAL RATIOS


                                                                                              Three months ended
                                                                                               December 31, 1999
                                                                                               -----------------
        RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

        OPERATIONAL RATIOS (1,2)

            Debt Service Coverage Ratio                                                                     2.15
              (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)

            Interest Coverage Ratio                                                                         2.47
              (EBITDA + Income from Unconsolidated Joint Venture)/Interest

            Return on Shareholder's Equity                                                                15.97%
              (EBITDA - Interest)/Average Equity (book value)  (%)

            Return on Real Estate Investments                                                             10.28%
              (EBITDA/Average Real Estate Investments (book value)) (%)

            FFO Payout Ratio                                                                              60.81%
              (Dividends Declared/FFO) (%)


        (1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.
        (2) FFO is calculated based on the NAREIT White Paper.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                                CAPITAL STRUCTURE


                                      DEBT
                                 (IN THOUSANDS)


                                                                             Aggregate Principal
                                                                              December 31, 1999
                                                                              -----------------

     Mortgage Loans                                                           $ 2,955,584

     Unsecured Line of Credit                                                     366,000
                                                                              -----------

     Total Debt                                                               $ 3,321,584
                                                                              ===========



                                     EQUITY
                                 (IN THOUSANDS)


                                                                 Common
                                            Shares & Units        Stock                $ Value
                                            Outstanding        Equivalents          Equivalent (1)
                                            -----------        -----------          --------------

     Common Stock                               67,910              67,910            $ 2,113,699
     Preferred Stock                             2,000               2,625                 81,703
     Operating Partnership Units                23,810              23,810                741,086
     Preferred Operating Partnership Units       8,713              10,376                322,953
                                                                   -------            -----------
     Total Equity                                                  104,721            $ 3,259,441
                                                                   =======            ===========
     Total Market Capitalization                                                      $ 6,581,025
                                                                                      ===========



(1)  Value based on December 31, 1999 closing price of $31.125.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                                  DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

                    Year           2000       2001        2002      2003       2004     Thereafter          Total
                    ----           ----       ----        ----      ----       ----     ----------          -----
                    Amount      679,545    150,010     417,331   212,874     32,935        1,828,889  $ 3,321,584

                  UNSECURED LINE OF CREDIT - DUE JUNE 23, 2000
                                 (IN THOUSANDS)

                                              Outstanding                 Letters of      Remaining
                             Facility        @ 12/31/1999                  Credit         Capacity
                             --------        ------------                 ----------      --------
                             $ 500,000          366,000                    26,154         $ 107,846

                       UNSECURED AND SECURED DEBT ANALYSIS

                                                                    Weighted             Weighted Average
                                        % of Debt                  Average Rate               Maturity
                                        ---------                  ------------               --------
                    Unsecured Debt          11.02%                 7.70%                  0.5 years
                    Secured Debt            88.98%                 7.07%                  6.1 years
                                            -----                  ----                   ---------
                    Total Debt             100.00%                 7.14%                  5.5 years
                                           ======                  ====                   =========

                      FLOATING AND FIXED RATE DEBT ANALYSIS

                                                               Weighted              Weighted Average
                                        % of Debt            Average Rate                Maturity
                                        ---------            ------------                --------
                    Floating Rate Debt      15.08%                 7.61%             0.8 years
                    Fixed Rate Debt         84.92%                 7.06%             6.3 years
                                           ------                  ----              ---------
                    Total Debt             100.00%                 7.14%             5.5 years
                                           ======                  ====              =========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                                 JOINT VENTURES

                             as of December 31, 1999


                                                       One            One and Two       Market
                                                     Freedom           Reston           Square
                                                     Square           Overlook          North          Combined
                                                 ----------------   -------------    -------------   -------------
        Total Equity (1)                                $  5,662        $    124         $ 30,629        $ 36,415
                                                        ========        ========         ========        ========

        Mortgage/Construction loans payable (1)         $ 12,065        $ 17,211         $ 23,541        $ 52,817
                                                        ========        ========         ========        ========

        BXP's ownership percentage                        25.00%          25.00%           50.00%
                                                        ========        ========         ========


        (1) Represents the Company's share.

             RESULTS OF OPERATIONS FOR THE IN-SERVICE JOINT VENTURES
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                       One            One and Two       Market
                                                     Freedom           Reston           Square
                                                     Square           Overlook        North (1)        Combined
                                                 ----------------   -------------    -------------   -------------
        REVENUE

        Total rental revenue                        $  1,250          $  10,204        $  1,228        $   12,682
        Interest and other                                 5                 76              73               154
                                                    --------          ---------        --------        ----------

        Total revenue                                  1,255             10,280           1,301            12,836
                                                    --------          ---------        --------        ----------

        EXPENSES

        Operating                                        264              2,252             782             3,298
        Interest                                         328              2,905             544             3,777
        Depreciation and amortization                    250              2,513             545             3,308
                                                    --------          ---------        --------        ----------

        Total expenses                                   842              7,670           1,871            10,383
                                                    --------          ---------        --------        ----------

        Net income                                  $    413          $   2,610        $   (570)       $    2,453
                                                    ========          =========        ========        ==========

     (1) Represents the residential portion of the joint venture only.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                               PORTFOLIO OVERVIEW

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY

           Geographic Area              Office (1)       R&D        Industrial         Total       % of Total
           ---------------              ----------       ---        ----------         -----       ----------

     Greater Boston                     5,424,260        545,206        247,318        6,216,784        24.64%
     Greater Washington, D.C.           5,494,351 (2)  1,382,925        237,195        7,114,471        28.20%
     Greater San Francisco              4,496,368        144,391        280,213        4,920,972        19.51%
     Midtown Manhattan                  2,875,854            -              -          2,875,854        11.40%
     Princeton/East Brunswick, NJ       1,870,493            -              -          1,870,493         7.41%
     Baltimore, MD                      1,173,706            -              -          1,173,706         4.65%
     Richmond, VA                         895,496            -              -            895,496         3.55%
     Bucks County, PA                           -            -          161,000          161,000         0.64%
                                       ----------      ---------        -------        ---------       ------
                                       22,230,528      2,072,522        925,726       25,228,776       100.00%
                                       ==========      =========        =======       ==========       ======
     % of Total                             88.12%          8.21%          3.67%          100.00%

     (1) Includes retail square footage of approximately 1,000,000.
     (2) Includes 444,286 square feet at One and Two Reston Overlook which are 25% owned by Boston Properties, and 414,120 square feet at One Freedom Square which is 25% owned by Boston Properties. Subsequent to 12/31/99, Boston Properties acquired the remaining interest in One and Two Reston
        Overlook.


                                HOTEL PROPERTIES

                                                                                       Number of        Square
     Hotel Properties                                                                      Rooms          Feet
     ----------------                                                                      -----          ----

        Long Wharf Marriott, Boston, MA                                                      402       420,000
        Cambridge Center Marriott, Cambridge, MA                                             431       330,400
        Residence Inn by Marriott, Cambridge, MA                                             221       187,474
                                                                                           -----       -------
     Total Hotel Properties                                                                1,054       937,874
                                                                                           =====       =======

                     GARAGE PROPERTY AND STRUCTURED PARKING

                                                                                       Number of        Square
                                                                                          Spaces          Feet
                                                                                          ------          ----
     Garage Properties
        Cambridge Center North Garage                                                      1,170       332,442
     Structured Parking                                                                   15,556     5,518,779
                                                                                          ------     ---------
     Total Garage Property and Structured Parking                                         16,726     5,851,221
                                                                                          ======     =========

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                               PORTFOLIO OVERVIEW


          PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS* FOR IN-SERVICE
           PROPERTIES BY LOCATION AND TYPE OF PROPERTY FOR THE QUARTER
                             ENDED DECEMBER 31, 1999


                    Geographic Area          Office  (1)  R&D      Industrial  Hotel       Garage    Total
                    ---------------          ------       ---      ----------  -----       ------    -----

              Greater Boston                   19.3%       0.8%       0.2%       5.7%      0.4%        26.4%
              Greater Washington, D.C.         21.0%       2.9%       0.2%        n/a       n/a        24.1%
              Greater San Francisco            19.2%       0.2%       0.2%        n/a       n/a        19.6%
              Midtown Manhattan                16.6%        n/a        n/a        n/a       n/a        16.6%
              Baltimore, MD                     4.0%        n/a        n/a        n/a       n/a         4.0%
              Richmond, VA                      2.9%        n/a        n/a        n/a       n/a         2.9%
              Princeton/East Brunswick, NJ      6.4%        n/a        n/a        n/a       n/a         6.4%
              Bucks County, PA                   n/a        n/a       0.1%        n/a       n/a         0.1%
                                               -----       ----       ----       ----      ----       -----
                      Total                    89.4%       3.9%       0.7%       5.7%      0.4%       100.0%
                                               =====       ====       ====       ====      ====       ======


              (1) Includes Retail Center FFO (Prudential Center Boston and Embarcadero Center).

           * For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                               OCCUPANCY ANALYSIS

                      SAME PROPERTY OCCUPANCY - BY LOCATION


             Location                        31-Dec-99        31-Dec-98
             --------                        ---------        ---------

             Greater Boston, MA                    98.3%            97.4%
             Greater Washington, D.C.              97.6%            98.5%
             Midtown Manhattan, NY                 97.8%            99.9%
             Baltimore, MD                         99.7%            99.8%
             Princeton/East Brunswick, NJ          98.4%            98.7%
             Richmond, VA                          98.0%            98.8%
             Greater San Francisco, CA             93.0%            95.0%
             Bucks County, PA                     100.0%           100.0%
                                                  -----            -----
                Total Portfolio                    98.0%            98.4%
                                                  =====            =====

                       SAME PROPERTY - BY TYPE OF PROPERTY

                                             31-Dec-99        31-Dec-98
                                             ---------        ---------
             Total Office Portfolio                99.1%            98.9%
             Total R&D Portfolio                   93.0%            99.2%
             Total Industrial Portfolio            90.4%            89.3%
                                                   ----             ----
             Total Portfolio                       98.0%            98.4%
                                                   ====             ====

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


                                                                                 Annualized
                            Rentable Square           Current Annualized       Revenues Under
        Year of Lease     Footage Subject to            Revenues Under        Expiring Leases         Percentage of Total
        Expiration         Expiring Leases             Expiring Leases       with future step-ups     Square Feet Expiring
        ----------         ---------------             ---------------       --------------------     --------------------

           2000                       1,170,503             $ 33,773,391           $ 34,432,236              5.55%
           2001                       2,312,716               69,693,515             69,718,038             10.97%
           2002                       2,086,481               79,681,095             79,843,101              9.90%
           2003                       1,747,588               54,362,413             55,393,116              8.29%
           2004                       2,462,090               84,113,166             87,772,545             11.68%
           2005                       1,399,492               39,188,152             43,339,862              6.64%
           2006                       2,582,791               83,335,757             90,869,323             12.25%
           2007                       1,552,892               62,519,137             64,132,681              7.37%
           2008                         849,137               29,137,289             27,655,022              4.03%
           2009                       1,738,208               55,851,129             65,362,866              8.25%
        Thereafter                    3,175,569               97,243,523            116,103,401             15.07%

                              OCCUPANCY BY LOCATION

                                                               31-Dec-99              31-Dec-98
                                                               ---------              ---------
                       Greater Boston, MA                          97.5%                  96.9%
                       Greater Washington, D.C.                    97.9%                  99.8%
                       Midtown Manhattan, NY                       97.8%                  99.9%
                       Baltimore, MD                               99.7%                  99.8%
                       Richmond, VA                                98.0%                  98.8%
                       Princeton/East Brunswick, NJ                98.9%                  98.7%
                       Greater San Francisco, CA                   96.7%                  98.9%
                       Bucks County, PA                              n/a                    n/a
                                                                   -----                  -----
                          Total Office Portfolio                   97.7%                  98.8%
                                                                   =====                  =====

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                            IN-SERVICE R&D PROPERTIES

                                LEASE EXPIRATIONS

                                                                                   Annualized
                                 Rentable Square          Current Annualized     Revenues Under
            Year of Lease      Footage Subject to           Revenues Under       Expiring Leases            Percentage of Total
           Expiration           Expiring Leases            Expiring Leases       with future step-ups       Square Feet Expiring
           ----------           ---------------            ---------------       --------------------       --------------------
              2000                           562,746          $ 6,185,227               $ 6,186,711             28.50%
              2001                           206,391            2,432,007                 2,485,459             10.45%
              2002                           348,246            4,880,316                 5,016,052             17.63%
              2003                            21,109              283,978                   304,125              1.07%
              2004                            84,881            1,174,385                 1,311,777              4.30%
              2005                           148,330            1,768,530                 1,881,250              7.51%
              2006                           150,000            1,737,261                 1,849,761              7.60%
              2007                           107,895            2,249,504                 2,295,688              5.46%
              2008                            59,838              748,704                   981,557              3.03%
              2009                                 -                    -                         -              0.00%
           Thereafter                        285,371            4,858,734                 5,804,441             14.45%

                              OCCUPANCY BY LOCATION

                                                                31-Dec-99                 31-Dec-98
                                                                ---------                 ---------
                            Greater Boston, MA                      90.8%                    100.0%
                            Greater Washington, D.C.                93.9%                     99.0%
                            Midtown Manhattan, NY                     n/a                       n/a
                            Baltimore, MD                             n/a                       n/a
                            Richmond, VA                              n/a                       n/a
                            Princeton/East Brunswick, NJ              n/a                       n/a
                            Greater San Francisco, CA               93.3%                     99.0%
                            Bucks County, PA                          n/a                       n/a
                                                                    -----                     -----
                               Total R&D Portfolio                  93.0%                     99.2%
                                                                    =====                     =====


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS



                                                                                    Annualized
                                Rentable Square            Current Annualized     Revenues Under
            Year of Lease      Footage Subject to          Revenues Under         Expiring Leases            Percentage of Total
            Expiration          Expiring Leases            Expiring Leases        with future step-ups       Square Feet Expiring
            ----------          ---------------           ---------------         --------------------       --------------------
               2000                 255,405                $ 1,419,588              $ 1,419,588              30.53%
               2001                  70,829                    361,224                  361,224               8.47%
               2002                  23,904                    204,985                  204,985               2.86%
               2003                 147,305                    976,093                1,040,146              17.61%
               2004                 235,076                  1,284,715                1,380,791              28.10%
               2005                  20,500                    125,698                  140,832               2.45%
               2006                       -                          -                        -               0.00%
               2007                       -                          -                        -               0.00%
               2008                  83,608                    736,586                  809,782               9.99%
               2009                       -                          -                        -               0.00%
            Thereafter                    -                          -                        -               0.00%

                              OCCUPANCY BY LOCATION

                                                                  31-Dec-99                31-Dec-98
                                                                  ---------                ---------
                            Greater Boston, MA                        93.0%                    93.0%
                            Greater Washington, D.C.                  78.2%                    73.9%
                            Midtown Manhattan, NY                       n/a                      n/a
                            Baltimore, MD                               n/a                      n/a
                            Richmond, VA                                n/a                      n/a
                            Princeton/East Brunswick, NJ                n/a                      n/a
                            Greater San Francisco, CA                 92.9%                    92.9%
                            Bucks County, PA                         100.0%                   100.0%
                                                                     -----                    -----
                               Total Industrial Portfolio             90.4%                    89.3%
                                                                     =====                    =====

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                                LEASE EXPIRATION

                                                                                         Annualized
                                Rentable Square               Current Annualized       Revenues Under
     Year of Lease            Footage Subject to              Revenues Under          Expiring Leases          Percentage of Total
       Expiration              Expiring Leases               Expiring Leases          with future step-ups    Square Feet Expiring
       ----------              ---------------               ---------------          --------------------    --------------------
          2000                              1,988,654              $ 41,378,206             $ 42,038,535              8.32%
          2001                              2,589,936                72,486,746               72,564,721             10.84%
          2002                              2,458,631                84,766,396               85,064,138             10.29%
          2003                              1,916,002                55,622,484               56,737,387              8.02%
          2004                              2,782,047                86,572,266               90,465,113             11.65%
          2005                              1,568,322                41,082,380               45,361,944              6.57%
          2006                              2,732,791                85,073,018               92,719,084             11.44%
          2007                              1,660,787                64,768,641               66,428,369              6.95%
          2008                                992,583                30,622,579               29,446,361              4.15%
          2009                              1,738,208                55,851,129               65,362,866              7.28%
       Thereafter                           3,460,940               102,102,257              121,907,842             14.49%

                              OCCUPANCY BY LOCATION

                                                                      31-Dec-99                31-Dec-98
                                                                      ---------                ---------
                         Greater Boston, MA                               96.7%                    97.0%
                         Greater Washington, D.C.                         96.4%                    98.5%
                         Midtown Manhattan, NY                            97.8%                    99.9%
                         Baltimore, MD                                    99.7%                    99.8%
                         Richmond, VA                                     98.0%                    98.8%
                         Princeton/East Brunswick, NJ                     98.9%                    98.7%
                         Greater San Francisco, CA                        96.4%                    98.5%
                         Bucks County, PA                                100.0%                   100.0%
                                                                         -----                    -----
                            Total Portfolio                               97.1%                    98.4%
                                                                         =====                    =====

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                                HOTEL PERFORMANCE

                              SAME PROPERTY HOTELS
                          LONG WHARF MARRIOTT - BOSTON

                                      Fourth Quarter      Fourth Quarter        Percent            YTD             YTD       Percent
                                           1999                1998              Change           1999            1998        Change
                                           ----                ----              ------           ----            ----        ------
         Occupancy                            82.37%              82.60%        -0.28%           87.70%          87.50%        0.2%

          Average Daily Rate          $       244.31      $       218.90        11.61%         $ 240.79        $ 226.46        6.3%

          REVPAR                      $       201.24      $       180.81        11.30%         $ 211.17        $ 198.15        6.6%


                            CAMBRIDGE CENTER MARRIOTT

                                      Fourth Quarter      Fourth Quarter        Percent            YTD             YTD       Percent
                                           1999                1998              Change           1999            1998        Change
                                           ----                ----              ------           ----            ----        ------
         Occupancy                            76.23%              76.00%         0.30%           83.70%          83.60%        0.1%

          Average Daily Rate          $       201.18      $       179.32        12.19%         $ 191.63        $ 181.15        5.8%

          REVPAR                      $       153.36      $       136.28        12.53%         $ 160.39        $ 151.44        5.9%

                      TOTAL SAME PROPERTY HOTEL PERFORMANCE

                                      Fourth Quarter      Fourth Quarter        Percent            YTD             YTD       Percent
                                           1999                1998              Change           1999            1998        Change
                                           ----                ----              ------           ----            ----        ------
         Occupancy                            79.19%              79.20%        -0.01%           85.63%          85.50%        0.2%

          Average Daily Rate          $       221.99      $       198.42        11.88%         $ 215.35        $ 203.02        6.1%

          REVPAR                      $       176.47      $       157.77        11.85%         $ 184.90        $ 173.98        6.3%

                          1999 PLACED-IN-SERVICE HOTEL
                            RESIDENCE INN BY MARRIOTT

                                      Fourth Quarter      Fourth Quarter        Percent            YTD             YTD       Percent
                                           1999                1998              Change           1999            1998        Change
                                           ----                ----              ------           ----            ----        ------
         Occupancy                            86.83%            N/A               N/A             84.60%           N/A         N/A

          Average Daily Rate          $       150.26            N/A               N/A          $ 154.64            N/A         N/A

          REVPAR                      $       130.47            N/A               N/A          $ 130.83            N/A         N/A

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                            SAME PROPERTY PERFORMANCE

                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES

                                                     Office        R&D       Industrial       Hotel        Garage         Total
                                                     ------        ---       ----------       -----        ------         -----
           Number of Properties                          59             32            9            2            1              103
           Square feet                           14,873,807      2,072,522      925,726      750,400      332,442       18,954,897
           Percent of in-service properties           66.9%         100.0%       100.0%        80.0%         100%            71.5%
           Occupancy @ 12/31/98                       98.9%          99.2%        89.3%            -            -            98.4%
           Occupancy @ 12/31/99                       99.1%          95.6%        90.4%            -            -            98.3%
           Percent change from 4th quarter 1999
             over 4th quarter 1998:
              Revenue                                  2.3%           5.4%         0.8%        10.8%        64.9%             3.0%
              Expense                                 -0.2%          -3.0%         2.0%         0.1%        35.1%            -0.1%
              Net Operating Income                     3.5%           7.5%         0.5%        12.9%        82.3%             4.5%

         SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED DECEMBER 31, 1999

                                                                       Office          R&D       Industrial       Total
                                                                       ------          ---       ----------       -----
                          Vacant space available @ 10/1/99 (sf)          116,673       87,024       89,099      292,796
                          Square footage of leases expiring or
                             terminated 10/1/99-12/31/99                 367,019      115,632       63,904      546,555
                                                                         -------      -------      -------      -------
                          Total space for lease (sf)                     483,692      202,656      153,003      839,351
                                                                         -------      -------      -------      -------
                          New tenants (sf)                               136,602        2,094       63,904      202,600
                          Renewals (sf)                                  214,971       56,017            -      270,988
                                                                         -------      -------      -------      -------
                          Total space leased (sf)                        351,573       58,111       63,904      473,588
                                                                         -------      -------      -------      -------
                          Space available @ 12/31/99 (sf)                132,119      144,545       89,099      365,763
                                                                         -------      -------      -------      -------
                          Net increase (decrease) in leased space (sf)   (15,446)     (57,521)           -      (72,967)
                                                                         =======      =======      =======      =======
                          Average lease term (months)                         64           24           51           57
                          2nd generation TI/Comm PSF                    $   4.54     $   2.73     $   0.78     $   3.81
                          Increase in 2nd generation net rents (1)         31.1%        26.3%        61.4%        32.4%



        (1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

          ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED DECEMBER 31, 1999


                                                                Office            R&D        Industrial        Total
                                                                ------            ---        ----------        -----
                 Vacant space available @ 10/1/99 (sf)            364,329          87,024         89,099        540,452
                 Square footage of leases expiring or
                    terminated 10/1/99-12/31/99                   797,929         115,632         63,904        977,465
                                                              ------------    ------------   ------------   ------------
                 Total space for lease (sf)                     1,162,258         202,656        153,003      1,517,917
                                                              ============    ============   ============   ============
                 New tenants (sf)                                 260,978           2,094         63,904        326,976
                 Renewals (sf)                                    392,316          56,017              -        448,333
                                                              ------------    ------------   ------------   ------------
                 Total space leased (sf)                          653,294          58,111         63,904        775,309
                                                              ============    ============   ============   ============
                 Space available @ 12/31/99 (sf)                  508,964         144,545         89,099        742,608
                                                              ============    ============   ============   ============
                 Net increase/(decrease) in leased space (sf)    (144,635)        (57,521)             -       (202,156)
                 Average lease term (months)                           68              24             51             63
                 2nd generation TI/Comm PSF                       $ 10.19          $ 2.73         $ 0.78         $ 8.85
                 Increase in 2nd generation net rents (1)           28.0%           26.3%          61.4%          28.7%


              (1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                         HISTORICAL CAPITAL EXPENDITURES


                                                    1993      1994      1995       1996      1997     1998      1999
                                                    ----      ----      ----       ----      ----     ----      ----
     Recurring capital expenditures              $ 1,547   $ 1,812   $ 1,618    $ 1,083   $ 1,125   $ 3,543   $ 11,611
                                                 =======   =======   =======    =======   =======   =======   ========
     Hotel improvements, equipment upgrades      $   836   $ 1,917   $ 4,420    $ 3,041   $ 2,625   $ 3,872   $ 2,346
        and replacements
                                                 =======   =======   =======    =======   =======   =======   ========

           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS

                                             1993        1994        1995         1996       1997           1998        1999
                                             ----        ----        ----         ----       ----           ----        ----
     Office
            Square feet                      451,295     690,459     768,459     970,072     1,016,427     648,291     2,115,281
                                           ---------   ---------   ---------   ---------   -----------   ---------   -----------
            Tenant improvement and
              lease commissions p.s.f      $    8.45   $    9.45   $   10.66   $   11.40   $     10.83   $    9.82   $     10.60
                                           ---------   ---------   ---------   ---------   -----------   ---------   -----------
     R&D
            Square feet                      166,957     276,332     177,073     337,676       169,878     113,428       167,231
                                           ---------   ---------   ---------   ---------   -----------   ---------   -----------
            Tenant improvement and
              lease commissions p.s.f      $    5.53   $    0.68   $    6.99   $   10.45   $      2.22   $    3.32   $      1.94
                                           ---------   ---------   ---------   ---------   -----------   ---------   -----------
     Industrial
            Square feet                      241,500     132,521     308,388     128,148       258,795     320,608       163,962
                                           ---------   ---------   ---------   ---------   -----------   ---------   -----------
            Tenant improvement and
              lease commissions p.s.f      $    0.28   $    3.32   $    1.00   $    1.71   $      0.99   $    1.13   $      0.60
                                           ---------   ---------   ---------   ---------   -----------   ---------   -----------
            Average tenant improvement
              and lease commission p.s.f   $    5.59   $    6.51   $    7.77   $   10.31   $      8.06   $    6.57   $      9.34
                                           =========   =========   =========   =========   ===========   =========   ===========


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

         VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS/REPOSITIONS
                             AS OF DECEMBER 31, 1999

                                  ACQUISITIONS


                                                                                         Anticipated
                                                                           Initial          Future           Total        Current
       Property                         Date Acquired    Square Feet     Investment       Investment       Investment    Occupancy
       --------                         -------------    -----------     ----------       ----------       ----------    ---------
     ACQUISITIONS
     Class A Office Buildings
       Embarcadero Center                Nov-98/Feb-99     4,009,536   $ 1,216,000,000   $ 37,710,000   $ 1,253,710,000      97%
       Sumner Square                            Mar-99       205,391        32,600,000      3,500,000        36,100,000      62%
       510 Carnegie Center                      Apr-99       234,160        48,000,000              -        48,000,000     100%
       206 Carnegie Center                      Jul-99       161,763        27,000,000              -        27,000,000     100%
       The Gateway                              Aug-99       487,453       117,600,000      2,500,000       120,100,000      99%
                                                         ------------  ----------------  -------------  ----------------   ------
     Total Value Creation Pipeline -                       5,098,303   $ 1,441,200,000   $ 43,710,000   $ 1,484,910,000      96%
                                                         ============  ================  =============  ================   ======
       Acquisitions


                                   DISPOSITION

                                                                              Closing       Net
       Property             Date Disposed    Square Feet      Sale Price       Costs     Book Value      Gain
       --------             -------------    -----------      ----------       -----     ----------      ----

       8 Arlington Street          Dec-99        30,526     $ 10,250,000    $ 297,000   $ 1,285,000   $ 8,668,000


                    REPOSITIONS PLACED-IN-SERVICE DURING 1999

                                                                                               Anticipated
                                 Date Placed                     Initial       Additional        Total       Percent
                                  In Service   Square Feet      Investment    Costs to Date    Investment    Leased
                                  ----------   -----------      ----------    -------------    ----------    ------
     Class A Office Building
       1301 New York Avenue         Feb-99      177,249        $ 28,000,000   $ 16,172,339    $ 47,200,000    100%


                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                             AS OF DECEMBER 31, 1999



                                                       Estimated Placed                     # of
        Development Properties                         In Service Date       Location      Buildings   Square feet
        ----------------------                         ---------------       --------      ---------   -----------
        Class A Office Buildings
          Orbital Sciences Phase I - Building 1 & 3        Q2 2000        Dulles, VA          2             185,028
          New Dominion Tech Park - Building 1              Q4 2000        Herndon, VA         1             235,201
          302 Carnegie Center                              Q4 2000        Princeton, NJ       1              64,565
          140 Kendrick Street                              Q4 2000        Needham, MA         3             381,000
          Market Square North (50% ownership)              Q1 2001        Washington, DC      1             409,843
          2600 Tower Oaks Boulevard                        Q1 2001        Rockville, MD       1             178,216
          Orbital Sciences Phase II - Building 2           Q2 2001        Dulles, VA          1             160,502
          111 Huntington Avenue - Prudential Center        Q3 2001        Boston, MA          1             890,000
          5 Times Square                                   Q4 2001        New York, NY        1           1,099,154
                                                                                           --------    -------------

        Total Development Properties                                                         12           3,603,509
                                                                                           ========    =============

                                                                                 Anticipated         Current
                                                            Investment              Total           Percentage
        Development Properties                                to Date            Investment           Leased
        ----------------------                                -------            ----------           ------
        Class A Office Buildings
          Orbital Sciences Phase I - Building 1 & 3       $     16,640,084     $     33,100,000           100%
          New Dominion Tech Park - Building 1                   14,755,274           48,800,000           100%
          302 Carnegie Center                                    2,961,262           12,900,000             0%
          140 Kendrick Street                                   31,164,307           80,565,000           100%
          Market Square North (50% ownership)                   40,712,449           61,631,239 (1)        33%
          2600 Tower Oaks Boulevard                              6,522,615           38,300,000             0%
          Orbital Sciences Phase II - Building 2                 3,075,236           28,710,000           100%
          111 Huntington Avenue - Prudential Center             74,547,851          290,000,000            32%
          5 Times Square                                       180,226,479          536,100,000           100%
                                                         ------------------   ------------------    -----------

        Total Development Properties                      $    370,605,557     $  1,130,106,239            69%
                                                         ==================   ==================    ===========


                   DEVELOPMENTS PLACED-IN-SERVICE DURING 1999

                                                              Placed                         # of
                                                         In Service Date       Location     Buildings   Square feet
                                                         ---------------       --------     ---------   -----------
        Class A Office Buildings
          One and Two Reston Overlook (25% ownership)       Q1-Q2 1999      Reston, VA           2        444,286
          Eight Cambridge Center                             Q2 1999        Cambridge, MA        1        177,226
          The Arboretum                                      Q2 1999        Reston, VA           1         95,584
          200 West Street                                    Q4 1999        Waltham, MA          1        248,341
          181 Spring Street                                  Q4 1999        Lexington, MA        1         53,306
          One Freedom Square (25% ownership)                 Q4 1999        Reston, VA           1        414,120
          502 Carnegie Center                                Q4 1999        Princeton, NJ        1        114,910

        Hotels

          Residence Inn by Marriott                          Q1 1999        Cambridge, MA        1        187,474
                                                                                             --------   -----------

        Total                                                                                    9      1,735,247
                                                                                             ========   ===========


                                                            Investment           Total          Percentage
                                                              to Date          Investment          Leased
                                                              -------          ----------          ------
        Class A Office Buildings
          One and Two Reston Overlook (25% ownership)     $   17,055,653   $       17,106,000 (2)     100%
          Eight Cambridge Center                              26,166,191           26,200,000         100%
          The Arboretum                                       14,667,178           14,717,000         100%
          200 West Street                                     43,955,623           46,000,000         100%
          181 Spring Street                                   10,585,662           12,000,000         100%
          One Freedom Square (25% ownership)                  16,992,356           20,000,000 (3)      88%
          502 Carnegie Center                                 14,673,198           18,500,000          98%

        Hotels

          Residence Inn by Marriott                           28,411,604           28,436,604          n/a
                                                           -------------   ------------------    ---------

        Total                                              $ 172,507,465   $      182,959,604          81%
                                                           =============   ==================    =========


          (1) Represents 50% of the total anticipated project-level investment.
          (2) Represents 25% of the total anticipated project-level investment. Boston Properties acquired the remaining interest in this property subsequent to 12/31/99.
          (3) Represents 25% of the total anticipated project-level investment.

                             BOSTON PROPERTIES, INC.
                               FOURTH QUARTER 1999

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                             AS OF DECEMBER 31, 1999


                                        No. of                   Developable
             Location                  Parcels        Acreage    Square Feet
             --------                  -------        -------    -----------
             S. San Francisco, CA            2            3.6        275,000
             Andover, MA                     2           19.9        230,000
             Boston, MA (1)                  4            2.5        839,000
             Waltham, MA                     2           32.0        418,000
             Rockville, MD (2)               6          111.5      1,378,216
             Dulles, VA                      2           91.0      1,061,500
             Herndon, VA                     1           16.3        235,200
             Reston, VA                      2            5.5        775,000
             Gaithersburg, MD                2           27.0        600,000
             Springfield, VA                 3            9.4        130,000
                                            --          -----      ---------
                                            26          318.7      5,941,916
                                            ==          =====      =========

(1) Boston Properties has a 50% ownership interest.
(2) Includes 254,000 square feet of building on a 7.5 acre parcel under a ground lease to a third party.

                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                             AS OF DECEMBER 31, 1999

                                        No. of                   Developable
             Location                  Parcels        Acreage    Square Feet
             --------                  -------        -------    -----------
             Princeton, NJ                  14          149.9      1,921,335
             Cambridge, MA                   1            2.6        209,000
             New York, NY                    1            0.5      1,194,918
                                            --          -----      ---------
                                            16          153.0      3,325,253
                                            ==          =====      =========


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